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                                                                   Exhibit 21.1

List of Significant Subsidiaries of the Issuer

Name of Company                                                 Jurisdiction
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BCP Acquisition GmbH & Co. KG                                   Germany
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BCP Caylux Holdings Ltd. 1                                      Cayman Islands
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BCP Caylux Holdings Luxembourg S.C.A.                           Luxembourg
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BCP Crystal (Cayman) Ltd. 1                                     Cayman Islands
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BCP Crystal US Holdings Corp.                                   Delaware
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BCP Holdings GmbH                                               Germany
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Celanese Acetate LLC                                            Delaware
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Celanese AG                                                     Germany
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Celanese Americas Corporation                                   Delaware
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Celanese Canada Inc.                                            Canada
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Celanese Chemicals Europe GmbH                                  Germany
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Celanese Europe Holding GmbH & Co. KG                           Germany
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Celanese Europe Management GmbH                                 Germany
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Celanese Holding GmbH                                           Germany
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Celanese Holdings LLC                                           Delaware
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Celanese Ltd.                                                   Texas
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Celanese Singapore Pte. Ltd.                                    Singapore
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Crystal US Holdings 3 L.L.C.                                    Delaware
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Crystal US Sub 3 Corp.                                          Delaware
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CNA Holdings, Inc.                                              Delaware
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Grupo Celanese SA                                               Mexico
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Nutrinova Nutrition Specialties & Food Ingredients GmbH         Germany
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Ticona GmbH                                                     Germany
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Ticona Polymers, Inc.                                           Delaware